Revenues (Tables)	6 Months Ended
Jun. 30, 2024
Revenues [Abstract]
Schedule of Composition	The Company's revenues are derived primarily from the sale of consoles and disposables. Revenues from warranty and services are not material and therefore are included in revenue from consoles in the following table.
	Six months ended June 30,	Six months ended June 30,
	2024	2023

Consoles	746	654
Disposables	908	719
Exclusive distribution agreement and other services	100	274
	1,754	1,647